                                                                    Exhibit 99.2

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       OF CENTURY BUSINESS SERVICES, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended March 31, 2003 of Century Business Services, Inc. (the "Issuer").

I, Steven L. Gerard, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

      (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: May 15, 2003.

                                                     /s/ Steven L. Gerard
                                               ---------------------------------
                                                    Steven L. Gerard, CEO


Subscribed and sworn to before me
this 15th day of May, 2003.

         /s/ Michael W. Gleespen
--------------------------------------------
Name: Michael W. Gleespen
Title: Notary Public & Attorney-At-Law
Registered in Franklin County, Ohio
No Expiration Date

A signed original of the written statement required by Section 906 has been provided to the issuer and will be retained by the issuer and furnished to the Securities and Exchange Commission or its staff upon request.